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                                                                   EXHIBIT 10-AM

                     AMENDED AND RESTATED PLEDGE AGREEMENT


             THIS AMENDED AND RESTATED PLEDGE AGREEMENT ("Pledge Agreement"), dated as of January 1, 1995, is made and entered into by and between FoxMeyer Corporation, a Delaware corporation (the "Secured Party"), and FoxMeyer Health Corporation, a Delaware corporation (the "Pledgor").

             WHEREAS, the Secured Party and the Pledgor have entered into an Amended and Restated Revolving Loan Agreement dated as of January 1, 1995 (the "Loan Agreement"), pursuant to which the Secured Party has agreed to make Loans (as defined in the Loan Agreement) to the Pledgor;

             WHEREAS, as a condition to making the Loans, the Secured Party has required the Pledgor to execute and deliver this Pledge Agreement to secure the obligations of the Pledgor under the Loans;

             NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Defined Terms. The following terms shall have the following meanings unless otherwise defined:

        "Collateral" includes

             a. the shares of common stock of the Secured Party described in Exhibit "A" hereto (the "Pledged Securities") and any and all rights thereto and interests therein;

             b. any and all substitutions, replacements, accessions attachments, or revisions to the Pledged Securities or such rights thereto or interests therein; and

             c. any and all proceeds arising from or by virtue of the sale or other disposition or collection of the Collateral described in clause
         (a) or (b) preceding.

        "Event of Default" shall have the meaning ascribed to it in the Loan Agreement.

        "Obligations" means all indebtedness, liabilities and obligations of the Pledgor to the Secured Party, whether matured or unmatured, whether for principal, interest, fees, expenses or otherwise, arising out of or in connection with this Pledge Agreement, the Loan Agreement, the Loans or the Note (as defined in the Loan Agreement).

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        2.   Grant of Security Interest.

        a. As collateral security for the prompt and complete payment and performance when due of all the Obligations, the Pledgor hereby pledges to the Secured Party the Collateral and grants to the Secured Party liens on and security interests (collectively, "Security Interests") on and in the Collateral. The Pledgor hereby delivers the Pledged Securities to the Secured Party, accompanied by a stock power in the form of Exhibit "B" hereto duly executed in blank.

        b. If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Collateral, any:

             (1) stock certificate, including without limitation any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; or

             (2) option, warrant or right, whether as an addition to or in substitution or exchange for any of the Collateral or otherwise;

then the Pledgor shall accept the same as the agent of the Secured Party, in trust for the Secured Party, and shall deliver them forthwith to the Secured Party in the exact form received, together with, as applicable, the Pledgor's endorsement or (when necessary or appropriate) stock powers or other assignments duly executed in blank, to be held by the Secured Party (subject to the terms hereof) as part of the Collateral.

        c. The Secured Party, at any time and from time to time at its option, may have any or all of the Pledged Securities registered in the Secured Party's name. If such registration is effected prior to the occurrence of an Event of Default, the Pledgor shall nevertheless retain the right to vote the shares of Pledged Securities and, for those purposes, the Secured Party shall execute and deliver to the Pledgor all necessary proxies. Upon the occurrence of an Event of Default and upon receipt by Pledgor of written notice from Secured Party, whether or not the Pledged Securities shall have been registered in the name of the Secured Party, the Secured Party shall have, with respect to the Pledged Securities, the right to exercise all rights (including without limitation the right to vote the Pledged Securities) and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if the Secured Party were the absolute owner thereof, including without limitation the right, if any, to exchange any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege or option pertaining to any of the





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Pledged Securities, and, in connection therewith, to deliver any of the Pledged
Securities to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by the Secured Party. Notwithstanding the foregoing, (i) the Secured Party shall have no duty to exercise any of the rights, privileges, or options that it may acquire pursuant to this Section 2(c) and shall not be responsible for any failure to do so or any delay in so doing, and (ii) the Secured Party may relinquish by written notice to the Pledgor, either partially or completely in accordance with any terms or conditions the Secured Party may set forth in such notice, any or all rights, privileges or options the Secured Party may acquire pursuant to this Section 2(c).

        d. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled, if not prohibited by any other applicable agreement, to receive for the Pledgor's own use any cash dividends paid on the Pledged Securities. Upon the occurrence of an Event of Default, the Secured Party may require any such cash dividends to be delivered to the Secured Party as additional security hereunder or applied toward the satisfaction of the Obligations.

        3.   Remedies and Rights Upon Default.

        a. Upon and after the occurrence of an Event of Default, the Secured Party may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Collateral or any part thereof and may forthwith, or agree to, sell or otherwise dispose of and deliver the Collateral or any part thereof or interest therein, in one or more parcels at a public or private sale or sales, at any exchange or broker's board or at any of the Secured Party's offices or elsewhere, at such prices and on such terms (including without limitation requiring that any purchaser of all or any part of the Pledged Securities purchase the shares constituting the Pledged Securities for investment and without any intention to make a distribution thereof) as the Secured Party may deem advisable, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Secured Party or any purchaser to purchase upon any such sale the whole or any part of the Collateral, free of any right or equity of redemption in the Pledgor, which right and equity are hereby expressly waived and released.

        b. The proceeds of any such disposition or other action by the Secured Party shall be applied as follows:





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             (1)   first, to the costs and expenses (including reasonable
attorneys' fees and expenses) incurred in connection with or incidental to such disposition or in any way relating to the rights of the Secured Party hereunder;

             (2) second, to the satisfaction of the Obligations arising out of or in connection with this Pledge Agreement or the Loans;

             (3) third, to the payment of any other amounts required by applicable law (including without limitation Section 9-504(1)(c) of the Texas Uniform Commercial Code ("Code")); and

             (4)   fourth, to the Pledgor to the extent of any surplus proceeds.

        c. The Secured Party need not give more than five days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable.

        4. Representations and Warranties of Pledgor. The Pledgor represents and warrants as follows:

        a. The Pledgor is the legal and beneficial owner of all the Collateral.

        b. All the Pledged Securities have been duly and validly issued, are fully paid and nonassessable, and are owned by the Pledgor free of any claim, lien, security interest, or other encumbrance on such securities or the proceeds thereof, except for the Security Interests granted hereunder.

        c. The Security Interests are first and prior security interests in and to all the Collateral.

        d. No dispute, right of setoff, counterclaim, or defense exists with respect to all or any part of the Collateral. The delivery at any time by the Pledgor to the Secured Party of Collateral shall constitute a representation and warranty by the Pledgor under this Pledge Agreement that, with respect to such Collateral and each item thereof, the matters heretofore warranted in this
Section 4 are true and complete.

        5.   Covenants of Pledgor.  The Pledgor hereby covenants as follows:

        a. Until all the Obligations have been satisfied in full, the Pledgor will not sell, convey, or otherwise dispose of any of the Collateral or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, claim, security interest, or other encumbrance whatsoever in or with respect to any





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of the Collateral or the proceeds thereof, other than the Security Interests granted herein.

        b. The Pledgor will, at Pledgor's expense, defend the Secured Party's right, title, special property, and Security Interests in and to the Collateral against the claims of any person, firm, corporation, or other entity.

        6.   Registration Statement.

        a. If the Secured Party shall elect to exercise its right to sell or otherwise dispose of all or any part of the Pledged Securities, and if, in the opinion of counsel for the Secured Party, it is necessary (i) to have the Pledged Securities (or that portion thereof to be sold) registered under the Securities Act of 1933, as amended (the "Securities Act"), or under other applicable securities laws, or (ii) for filings or notices to be made or delivered under applicable securities laws, the Pledgor will cooperate with the Secured Party in (A) registering the Pledged Securities or such portion thereof under the Securities Act and other applicable laws and (B) making or delivering such filings or notices.

        b.   The Pledgor acknowledges that a breach of the covenant contained in
Section 6(a) above may cause irreparable injury to the Secured Party; that the Secured Party will have no adequate remedy at law with respect to such breach; and, as a consequence, that the Pledgor's covenant in Section 6(a) above shall be specifically enforceable against the Pledgor. The Pledgor hereby expressly waives, to the extent permitted by law, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

        c. Notwithstanding the foregoing, the Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Secured Party has no obligation to delay the sale of any Pledged Securities to permit the Pledged Securities to be registered for public sale under the Securities Act or other applicable laws.

        7. Notices Concerning Collateral. The Pledgor will promptly deliver to the Secured Party all written notices, and will promptly give the Secured Party written notice of any other notices, received by the Pledgor with respect to any of the Collateral.





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        8.   Further Assurances.  The Pledgor shall, at any time and from time to time upon the request of the Secured Party, execute and deliver such further documents and take such further actions as the Secured Party may reasonably request to effect the purposes of this Pledge Agreement, including without limitation delivering to the Secured Party upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Securities in form satisfactory to the Secured Party. Until receipt thereof, this Pledge Agreement shall constitute the Pledgor's proxy to the Secured Party to vote (in the Event of Default) all shares of Pledged Securities then registered in the Pledgor's name.

        9. Termination. Upon the satisfaction in full of all the Obligations, this Pledge Agreement shall terminate and the Secured Party shall deliver to the Pledgor, at the Pledgor's expense, such of the Collateral as shall not have been sold or otherwise applied pursuant to this Pledge Agreement.

        10.  Limitation on the Secured Party's Duty in Respect of Collateral.

        a. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering them or tendering surrender of them to the Pledgor.

        b. No course of dealing between the Pledgor and the Secured Party shall operate as a waiver of any right, power, or privilege of the Secured Party hereunder. Neither the failure to exercise nor the delay in exercising any right, power, or privilege of the Secured Party hereunder shall operate as a waiver of such right, power, or privilege or any other right, power, or privilege of the Secured Party hereunder. No single or partial exercise of any right, power, or privilege of the Secured Party hereunder shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege of the Secured Party hereunder.

        c. The rights and remedies provided herein or in the Loan Agreement, or in any other agreement, instrument, or document delivered in connection with the Loan Agreement are cumulative, are in addition to, and are not exclusive of any rights or remedies provided by law, including without limitation the rights and remedies of a secured party under the Code.

        11. Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall





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not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

        12. Notices. Except as otherwise provided herein, any notice or communication given pursuant to this Pledge Agreement must be in writing and (a) delivered personally, (b) sent by telefacsimile or other similar facsimile transmission, (c) delivered by overnight express, or (d) sent by registered or certified mail, postage prepaid, as follows:

             (i)  If to Pledgor:

                      FoxMeyer Health Corporation
                      1220 Senlac Drive
                      Carrollton, Texas  75006
                      Attention:  John G. Murray
                      Facsimile number:  214/446-4221

             (ii) If to Secured Party:

                      FoxMeyer Corporation
                      1220 Senlac Drive
                      Carrollton, Texas 75006
                      Attention:  Kevin J. Rogan, Esq.
                      Facsimile number:  214/446-4295

All notices and other communications required or permitted under this Pledge Agreement that are addressed as provided in this Section 12 will (A) if delivered personally or by overnight express, be deemed given upon delivery; (B) if delivered by facsimile or similar facsimile transmission, be deemed given when electronically confirmed; and (C) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for the purpose of notices to it by giving notice in accordance with this Section 12 specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

        13. Successors and Assigns. This Pledge Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto. The rights, powers, and interests held by the Secured Party hereunder (including without limitation to require the Pledged Securities to be registered in the Secured Party's name), together with the Collateral, may be transferred and assigned by the Secured Party, in whole or in part, at such time and upon such terms as the Secured Party may deem advisable.

        14. Governing Law. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of Texas





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(without regard to the principles of conflicts of law embodied therein)
applicable to contracts executed and performable in such state.


             IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of January 1, 1995.


                                 SECURED PARTY:

                                 FOXMEYER CORPORATION

                                 By: /S/ Peter B. McKee
                                    -------------------------------------

                                 Name:  Peter B. McKee

                                 Title: Senior Vice President and
                                        Chief Financial Officer


                                  PLEDGOR:

                                  FOXMEYER HEALTH CORPORATION

                                  By: /s/ John G. Murray
                                     ------------------------------------

                                  Name:  John G. Murray

                                  Title: Assistant Treasurer





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                                                                     Exhibit "A"





                               PLEDGED SECURITIES



Issuer                      Certificate No.                       No. of Shares
- ------                      ---------------                       -------------
FoxMeyer Corporation         Fox                                       160
                                 ----




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